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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                         Commission File Number 0-21511

                                V-ONE Corporation
                                -----------------
                           (Exact name of registrant)

               Delaware                                 52-1953278
               --------                                 ----------
       (State of incorporation)             (I.R.S. Employer Identification No.)

           20300 Century Blvd., Suite 200, Germantown, Maryland 20874
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (301) 515-5200
                                 --------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
       C.F.R. 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       C.F.R. 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 C.F.R. 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On September 29, 2004, V-ONE Corporation ("V-ONE") and SteelCloud, Inc. ("SteelCloud") issued a press release announcing that they have terminated the Agreement and Plan of Merger dated August 11, 2004 ("Merger Agreement") by and among V-ONE, SteelCloud and SCLD Acquisition Corp., a wholly owned subsidiary of SteelCloud, and related agreements. The companies have signed a Termination Agreement whereby they released each other from any further obligations with respect to the Merger Agreement and the anticipated merger.

     A copy of the Termination Agreement is attached hereto as Exhibit 10.1 and a copy of the press release is attached hereto as Exhibit 99.1 and both are incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

          10.1   Termination Agreement dated September 28, 2004

          99.1   Press release dated September 29, 2004


SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:

     This document may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. A list and description of some of the risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           V-ONE CORPORATION

Dated:  September 29, 2004           By:   /s/ Margaret E. Grayson
                                           -------------------------------------
                                           Margaret E. Grayson
                                           President and Chief Executive Officer